MUNIVEST
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              February 28, 1999

                               MUNIVEST FUND, INC.

The Benefits and Risks of Leveraging

MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the American Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                          MuniVest Fund, Inc., February 28, 1999

DEAR SHAREHOLDER

For the six months ended February 28, 1999, the Common Stock of MuniVest Fund, Inc. earned $0.306 per share income dividends, which included earned and unpaid dividends of $0.044. This represents a net annualized yield of 6.12%, based on a month-end per share net asset value of $10.06. Over the same period, the total investment return on the Fund's Common Stock was +1.99%, based on a change in per share net asset value from $10.20 to $10.06, and assuming reinvestment of $0.312 per share income dividends and $0.029 per share capital gains distributions.

For the six months ended February 28, 1999, the Fund's Preferred Stock had an average yield as follows: Series A, 3.37%; Series B, 3.57%; Series C, 3.09%; Series D, 3.11%; and Series E, 3.25%.

The Municipal Market Environment

During most of the six months ended February 28, 1999, fixed-income investors concentrated on the positive elements within the current economic framework. On an annual basis, US economic growth remained modest, although it strengthened somewhat in recent months. More important, continued weak foreign economic growth has been seen as preventing US growth from overheating and generating increased inflationary pressures. World commodity prices continued to decline to their lowest level in over a decade, reinforcing the extremely positive inflationary environment in the United States. Additionally, the Federal Reserve Board lowered short-term interest rates in September, October and November. These actions were taken both to ensure that US domestic economic growth would not be negatively impacted by weak foreign demand and that US financial markets would have adequate liquidity to offset deteriorating financial conditions in Asia, Russia and Brazil. Despite considerable volatility, such positive factors allowed long-term fixed-income interest rates to modestly decline into late January 1999. During the six-month period ended February 28, 1999, US Treasury bond yields declined almost 20 basis points (0.20%) to 5.09%, and long-term tax-exempt revenue bond yields fell approximately 10 basis points to 5.17%, as measured by the Bond Buyer Revenue Bond Index.

However, during February investors have developed a more negative bias toward both the prospects for US economic growth and long-term bond yields. Economic indicators released during February did not suggest that the US economy was materially stronger in February than it had been in January or even in late 1998. Inflationary measures, such as the consumer price index and the gross domestic product price deflator, have continued to suggest that domestic price pressures are nearly non-existent. The consensus among economists was that Federal Reserve Board Chairman Alan Greenspan's Humphrey-Hawkins testimony emphasized that the balance between moderate economic growth and low inflation seen in recent quarters remains in place and that it was unlikely that the Federal Reserve Board would lower or raise short-term interest rates during 1999. However, investors largely chose to ignore these interpretations and began to anticipate that the Federal Reserve Board was likely to raise short-term interest rates sometime during 1999. Subsequently, fixed-income bond yields rose for the remainder of the month. In February, US Treasury bond yields rose almost 50 basis points to 5.57%, and long-term uninsured municipal revenue bond yields rose less than 15 basis points to end the month at 5.29%. During the February quarter, US Treasury bond yields rose 30 basis points, while long-term municipal bond yields rose less than 5 basis points, as measured by the Bond Buyer Revenue Bond Index.

Throughout most of 1998, the municipal bond market's performance was impeded by a significant increase in annual new-issue supply. However, in recent months, the technical position of the tax-exempt market improved. This has led to the outperformance by long-term municipal bonds seen thus far in 1999. Over the last 12 months, more than $275 billion in new long-term tax-exempt bonds was underwritten, an increase of almost 16% compared to the same period a year ago. As municipal bond yields declined in recent years, it has taken increasingly lower bond yields to generate the cost savings necessary to refinance remaining higher-couponed debt. Consequently, the rate of increases in municipal bond issuance slowed dramatically in recent quarters. During the last six months, over $120 billion in new tax-exempt bonds was issued, a decrease of approximately 7% compared to the same period a year ago. During the quarter ended February 28, 1999, less than $60 billion in new long-term municipal bonds was underwritten, representing a decline of nearly 10% compared to the quarter ended February 28, 1998.

The pace of tax-exempt issuance slowed further in 1999. Year-to-date issuance was less than $33 billion, representing a decline of almost 25% compared to January 1998's volume. Additionally, investors received over $40 billion in coupon payments, maturities and proceeds from early redemptions in January and February. Consequently, investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this situation closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999. Such an environment should allow the tax-exempt market's performance to more closely mirror that of its taxable counterpart.

Foreign investors have rarely been active investors in the tax-exempt bond market since they are unable to benefit from the inherent tax advantage of municipal securities. Consequently, the municipal bond market has not been able to benefit from the strong "flight to quality" demand enjoyed by US Treasury securities since late 1997. This inability has in large part resulted in significantly smaller declines in municipal bond yields compared to US Treasury securities. However, this has resulted in the opportunity to purchase tax-exempt securities with yields very close to or, in some instances, exceeding those of comparable US Treasury bonds. By February 28, 1999, long-term tax-exempt bond yields were at 95% of US Treasury bond yields. Municipal bond yield ratios have averaged approximately 92% for the last 12 months. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the annual increase in new-issue volume and the "safe-haven" status of US Treasury securities drove municipal bond yield ratios to their present attractive levels. Should new volume decline and/or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could quickly return to their more historic levels (85%-88%).

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. While some Pacific Rim economies are expected to improve somewhat in 1999, the economies of Japan and much of Europe are unlikely to show much growth in the coming months. Also, economic problems in Russia and Brazil remain unresolved suggesting that additional shocks to the world's financial system are possible. On the other hand, the continued robustness of the US economy has led to some back up in interest rates. However, at present these factors suggest that there is little immediate risk of sustained significant increases in long-term bond yields.

Portfolio Strategy

In recent months, we gradually adopted a more neutral position toward the tax-exempt bond market and interest rates. Presently, this change is expected to be a temporary measure, since our longer-term outlook for interest rates remains positive. During 1999, we expect annual economic growth in the United States to be similar to 1998, if not slightly below trend. Given the current low levels of world commodity prices, we believe that any meaningful increase in inflation is unlikely. Similar to 1998, we believe that this scenario suggests that fixed-income bond yields are likely to reach their annual highs early in the year and subsequently decline.

During the six-month period ended February 28, 1999, we reduced the Fund's position of interest rate-sensitive issues and placed greater


                                     2 & 3
emphasis on securities that are expected to generate higher levels of tax-exempt income. However, the Fund remains well positioned to participate in any bond market improvement. We will closely monitor the impact foreign economies will have on US exports, as well as the ability of the US equity market to sustain current levels of valuation. Should foreign economic conditions weaken further, and/or the US equity market roll back from its current level, we are likely to return the Fund to a more aggressive structure. Until then, we will keep the Fund fully invested in an effort to seek to enhance shareholder income through the purchase of high-quality tax-exempt securities.

In Conclusion

We appreciate your ongoing interest in MuniVest Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

April 7, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniVest Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================

Quality Profile

The quality ratings of securities in the Fund as of February 28, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa................................................................. 41.3%
AA/Aa .................................................................. 24.3
A/A..................................................................... 16.4
BBB/Baa.................................................................  8.6
NR (Not Rated)..........................................................  3.7
Other*..................................................................  4.0
--------------------------------------------------------------------------------

*     Temporary investments in short-term municipal securities.

PROXY RESULTS

During the six-month period ended February 28, 1999, MuniVest Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Shares Voted       Shares Withheld
                                                                                                     For             From Voting
----------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:               Cynthia A. Montgomery                             58,886,197           937,046
                                                Charles C. Reilly                                 58,865,863           957,380
                                                Kevin A. Ryan                                     58,893,958           929,285
                                                Arthur Zeikel                                     58,856,557           966,686
----------------------------------------------------------------------------------------------------------------------------------

                                                                                    Shares Voted     Shares Voted     Shares Voted
                                                                                         For            Against          Abstain
----------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                                 58,789,779         255,585          777,879
----------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 1999, MuniVest Fund, Inc. Preferred Stock (Series A, B, C, D and E) shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Shares Voted       Shares Withheld
                                                                                                     For             From Voting
----------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors as follows:    Series A: Ronald W. Forbes and Richard R. West      1,806                 0
                                                Series B: Ronald W. Forbes and Richard R. West      1,967                 0
                                                Series C: Ronald W. Forbes                          1,481                 0
                                                          Richard R. West                           1,477                 4
                                                Series D: Ronald W. Forbes                          1,617                 4
                                                          Richard R. West                           1,621                 0
                                                Series E: Ronald W. Forbes                          2,748                 0
                                                          Richard R. West                           2,740                 8
----------------------------------------------------------------------------------------------------------------------------------

                                                                                    Shares Voted     Shares Voted     Shares Voted
                                                                                         For            Against          Abstain
----------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's       Series A        1,802              4                 0
   independent auditors for the current fiscal year as follows:         Series B        1,967              0                 0
                                                                        Series C        1,481              0                 0
                                                                        Series D        1,581              0                39
                                                                        Series E        2,746              0                 2
----------------------------------------------------------------------------------------------------------------------------------


                                     4 & 5

                                          MuniVest Fund, Inc., February 28, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P     Moody's     Face                                                                   Value
STATE                 Ratings   Ratings    Amount     Issue                                                      (Note 1a)
=========================================================================================================================
Alabama--6.6%         NR*       Aaa       $ 4,165     Alabama HFA, S/F Mortgage Revenue Bonds (Collateral
                                                      Home Mortgage), Series A-1, 5.20% due 4/01/2017
                                                      (b)(d)                                                     $  4,221
                      AAA       NR*         9,740     Alabama HFA, S/F Mortgage Revenue Refunding Bonds,
                                                      Series A, 7.60% due 10/01/2022 (d)                           10,158
                      A1+       P1          7,900     Columbia, Alabama, IDB, PCR, Refunding (Alabama
                                                      Power Company Project), VRDN, Series E, 3.20% due
                                                      10/01/2022 (g)                                                7,900
                      BBB       Baa1        8,750     Courtland, Alabama, IDB, IDR, Refunding (Champion
                                                      International Corporation), Series A, 7.20% due
                                                      12/01/2013                                                    9,559
                                                      Courtland, Alabama, IDB, Solid Waste Disposal
                                                      Revenue Bonds (Champion International Corporation
                                                      Project), AMT:
                      BBB       Baa1        5,000       7% due 6/01/2022                                            5,374
                      BBB       Baa1        6,170       Series A, 6.375% due 3/01/2029                              6,521
                      NR*       Aaa        12,500     Jefferson County, Alabama, Sewer Revenue Bonds,
                                                      RITR, Series 7, 7.32% due 2/01/2027 (j)                      13,040
                      A1        VMIG1+      2,100     Mobile, Alabama, IDB, PCR, Refunding (Alabama Power
                                                      Company Project), VRDN, 3.25% due 6/01/2015 (g)               2,100
=========================================================================================================================
Alaska--1.3%                                          North Slope Boro, Alaska, GO, Series B (c):
                      AAA       Aaa         6,000       5.10%** due 1/01/2002                                       5,380
                      AAA       Aaa         6,000       5.20%** due 1/01/2003                                       5,154
                      A1+       VMIG1+      1,000     Valdez, Alaska, Marine Terminal Revenue Refunding
                                                      Bonds (Exxon Pipeline Company Project), VRDN, Series
                                                      C, 3.15% due 12/01/2033 (g)                                   1,000
=========================================================================================================================
Colorado--3.3%        NR*       Aaa         5,000     Arapahoe County, Colorado, Capital Improvement Trust
                                                      Fund, Highway Revenue Bonds (SR-E-470 Project), 7%
                                                      due 8/31/2005 (a)                                             5,994
                                                      Denver, Colorado, City and County Airport Revenue
                                                      Bonds:
                      BBB+      Aaa         1,720       AMT, Series C, 6.75% due 11/15/2002 (a)                     1,932
                      BBB+      Baa1        9,850       AMT, Series C, 6.75% due 11/15/2013                        10,682
                      BBB+      Baa1        1,485       AMT, Series C, 6.75% due 11/15/2022                         1,608
                      AAA       Baa1        7,340       Series A, 7.25% due 11/15/2002 (a)                          8,376
                      AAA       NR*           525     El Paso County, Colorado, Local S/F Mortgage Revenue
                                                      Bonds, AMT, Series A, 8% due 9/01/2022 (d)(k)                   549
=========================================================================================================================
Delaware--0.5%        AAA       Aaa         3,630     Delaware Transportation Authority, Transportation
                                                      System Revenue Bonds (Senior), 7% due 7/01/2004
                                                      (a)(f)                                                        4,245
=========================================================================================================================
Florida--0.9%         NR*       Aaa         6,370     Florida HFA, Home Ownership Revenue Refunding Bonds,
                                                      AMT, Series G-1, 7.90% due 3/01/2022 (d)                      6,721
                      A1+       VMIG1+      1,300     Manatee County, Florida, PCR, Refunding (Florida
                                                      Power and Light Company Project), VRDN, 3.20% due
                                                      9/01/2024 (g)                                                 1,300
                      A1+       VMIG1+        100     Saint Lucie County, Florida, PCR, Refunding (Florida
                                                      Power and Light Company Project), VRDN, 3.20% due
                                                      1/01/2026 (g)                                                   100
=========================================================================================================================
Georgia--5.9%                                         Georgia Municipal Electric Authority, Power Revenue
                                                      Refunding Bonds:
                      A         A3          4,850       Series W, 6.60% due 1/01/2018                               5,737
                      A         A3         12,940       Series Y, 6.50% due 1/01/2017                              15,097
                                                      Georgia State, GO:
                      AAA       Aaa         5,000       Series B, 5.75% due 7/01/2005                               5,524
                      AAA       Aaa         5,000       Series C, 5.75% due 9/01/2007                               5,595
                      AAA       Aaa         6,400       Series F, 6.50% due 12/01/2006                              7,449
                      AAA       Aaa         5,000       Series F, 6.50% due 12/01/2007                              5,868
                      AAA       Aa2         1,550     Georgia State Housing and Finance Authority, Revenue
                                                      Refunding Bonds, S/F Mortgage, AMT, Sub-Series A-2,
                                                      6.55% due 12/01/2027 (k)                                      1,648
                      A         A3          4,785     Monroe County, Georgia, Development Authority, PCR,
                                                      Refunding (Oglethorpe Power Corporation Scherer),
                                                      Series A, 6.80% due 1/01/2011                                 5,711
=========================================================================================================================
Hawaii--3.7%          AA-       NR*         3,500     Hawaii State Department of Budget and Finance,
                                                      Special Purpose Mortgage Revenue Bonds, AMT, RIB,
                                                      6.66% due 11/01/2021 (j)                                      3,767
                      A         A          10,000     Hawaii State Department of Budget and Finance,
                                                      Special Purpose Revenue Bonds, 6.25% due 7/01/2021           10,873
                      AAA       Aaa        20,500     Honolulu, Hawaii, City and County, Wastewater System
                                                      Revenue Refunding Bonds, Junior Series, 4.50% due
                                                      7/01/2028 (f)                                                18,724
=========================================================================================================================
Idaho--0.5%           NR*       Aaa         4,420     Idaho Housing Agency, S/F Mortgage Revenue Refunding
                                                      Bonds, AMT, Series E-2, 6.90% due 1/01/2027                   4,733
=========================================================================================================================
Illinois--9.5%        AAA       Aaa        12,000     Chicago, Illinois, GO, Refunding Bonds (Project and
                                                      Refunding), 5.25% due 1/01/2028 (f)                          12,122
                                                      Chicago, Illinois, Sales Tax Revenue Bonds, RITR (j):
                      NR*       Aaa         6,950       Series 24, 7.32% due 1/01/2027                              7,252
                      AAA       NR*         4,175       Series 92, 7.375% due 1/01/2030 (f)                         4,350
                      AAA       Aaa         5,300     Cook County, Illinois, GO, Refunding, Series B,
                                                      5.375% due 11/15/2018 (c)                                     5,397
                                                      Illinois Educational Facilities Authority, Revenue
                                                      Refunding Bonds (a):
                      NR*       NR*         2,500       (Chicago Osteopathic Health System), 7.25% due
                                                        11/15/2019                                                  3,166
                      NR*       A1          2,000       (Loyola University--Chicago), Series A, 7.125% due
                                                        7/01/2001                                                   2,199
                                                      Illinois HDA, Revenue Refunding Bonds:
                      A+        A1            660       (M/F Housing), Series A, 7.375% due 7/01/2017                 720
                      A+        A1          7,000       (M/F Program), Series 5, 6.75% due 9/01/2023                7,609
                                                      Illinois Health Facilities Authority Revenue Bonds:
                      NR*       Baa1        2,650       (Holy Cross Hospital Project), 6.70% due 3/01/2014          2,862
                      A1+       VMIG1+        500       (Northwestern Memorial Hospital), VRDN, 3.25% due
                                                        8/15/2025 (g)                                                 500
                      NR*       NR*         2,205       (Ravenswood Hospital Medical Center), 6.85% due
                                                        6/01/2002 (a)                                               2,446
                      NR*       NR*         7,375       (Ravenswood Hospital Medical Center), 6.90% due
                                                        6/01/2002 (a)                                               8,193
                                                      Illinois Health Facilities Authority, Revenue
                                                      Refunding Bonds:
                      AA        A1          9,000       (Advocate Health Care), Series A, 5.875% due
                                                        8/15/2022                                                   9,605
                      NR*       VMIG1+        700       (Resurrection Health Care System), VRDN, 3.25% due
                                                        5/01/2011 (g)                                                 700
                                                      Illinois Regional Transportation Authority Revenue
                                                      Bonds:
                      AAA       Aaa         3,500       Series A, 7.20% due 11/01/2020 (h)                          4,484
                      AAA       Aaa         4,000       Series C, 7.75% due 6/01/2020 (f)                           5,436
                      AAA       Aaa         2,500       Series C, 7.10% due 6/01/2025 (f)                           2,874
                      A1+       P1          1,900     Joliet, Illinois, Regional Port District, Marine
                                                      Terminal Revenue Refunding Bonds (Exxon Project),
                                                      VRDN, 3.15% due 10/01/2024 (g)                                1,900
                      NR*       NR*         2,500     Lansing, Illinois, Tax Increment Revenue Refunding
                                                      Bonds (Sales Tax--Landings Redevelopment), 7% due
                                                      12/01/2008                                                    2,751
=========================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

ACES(SM)  Adjustable Convertible Extendable Securities
AMT       Alternative Minimum Tax (subject to)
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
INFLOS    Inverse Floating Rate Municipal Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


                                     6 & 7

                                          MuniVest Fund, Inc., February 28, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P     Moody's     Face                                                                   Value
STATE                 Ratings   Ratings    Amount     Issue                                                      (Note 1a)
=========================================================================================================================
Indiana--8.8%         AAA       NR*       $ 5,250     Indiana Bond Bank Revenue Bonds (State Revolving
                                                      Fund Program), Series A, 6.75% due 2/01/2017               $  5,957
                                                      Indiana Health Facility Financing Authority,
                                                      Hospital Revenue Refunding Bonds:
                      AA        Aa3        10,250       (Clarian Health Partners Inc.), Series A, 6% due
                                                        2/15/2021                                                  11,097
                      BBB+      NR*         3,000       (Hancock Memorial Hospital Health Services),
                                                        6.125% due 8/15/2017                                        3,178
                      NR*       Aaa         5,290     Indiana State, HFA, S/F Mortgage Revenue Refunding
                                                      Bonds, Series A, 6.80% due 1/01/2017                          5,587
                      AA-       Aa3         7,195     Indiana Transportation Finance Authority, Highway
                                                      Revenue Bonds, Series A, 6.80% due 12/01/2016                 8,784
                                                      Indianapolis, Indiana, Local Public Improvement Bond
                                                      Bank Revenue Bonds, Series D:
                      AA        NR*        15,335       6.75% due 2/01/2014                                        18,492
                      AA        NR*        20,350       6.75% due 2/01/2020                                        22,401
                      A1        VMIG1+        800     Jasper County, Indiana, PCR, Refunding (Northern
                                                      Indiana Public Service), VRDN, Series C, 3.20% due
                                                      4/01/2019 (g)                                                   800
                      AA        Aa2         2,000     Purdue University, Indiana, University Revenue Bonds
                                                      (Student Fee), Series B, 6.70% due 1/01/2005 (a)              2,328
=========================================================================================================================
Iowa--0.3%            NR*       Aaa         2,400     Iowa Finance Authority, S/F Mortgage Revenue Bonds,
                                                      AMT, Series A, 7.90% due 11/01/2022 (d)                       2,490
=========================================================================================================================
Louisiana--2.1%       BBB+      A3          4,000     De Soto Parish, Louisiana, Environmental Improvement
                                                      Revenue Refunding Bonds (International Paper Co.
                                                      Project), AMT, Series B, 6.55% due 4/01/2019                  4,341
                      AAA       Aaa         1,800     East Baton Rouge Parish, Louisiana, PCR, Refunding
                                                      (Exxon Project), VRDN, 3.25% due 3/01/2022 (g)                1,800
                      NR*       A3          3,000     Lake Charles, Louisiana, Harbor and Terminal
                                                      District, Port Facilities Revenue Refunding Bonds
                                                      (Trunkline Long Company Project), 7.75% due 8/15/2022         3,389
                      A+        A1          5,000     Louisiana Public Facilities Authority Revenue Bonds
                                                      (Tulane University), 6.625% due 11/15/2002 (a)                5,587
                      NR*       VMIG1+      3,500     Louisiana State Offshore Terminal Authority,
                                                      Deepwater Port Revenue Refunding Bonds (Loop Inc.),
                                                      ACES, 1st Stage, 3.20% due 9/01/2006 (c)(g)                   3,500
=========================================================================================================================
Maryland--0.6%        AAA       Aaa         5,000     Maryland State, GO (State and Local Facilities Loan),
                                                      Second Series, 5% due 7/15/2005                               5,320
=========================================================================================================================
Massachusetts--4.7%   AAA       Aaa         2,035     Boston, Massachusetts, Water and Sewer Commission
                                                      Revenue Bonds, 9.25% due 1/01/2011 (e)                        2,892
                      AA-       Aa3         3,010     Massachusetts Bay Transportation Authority Revenue
                                                      Refunding Bonds (Massachusetts General
                                                      Transportation System), Series A, 7% due 3/01/2019            3,735
                      A         A1         30,000     Massachusetts State Water Resource Authority Revenue
                                                      Bonds, Series A, 6.50% due 7/15/2019                         35,338
=========================================================================================================================
Michigan--3.3%        AAA       Aaa         2,500     Avondale, Michigan, School District, GO, Refunding,
                                                      4.75% due 5/01/2022 (h)                                       2,385
                      AAA       Aaa         2,420     Eaton Rapids, Michigan, Public Schools, GO,
                                                      Refunding, 4.75% due 5/01/2025 (c)                            2,295
                      AA        Aa2         1,760     Michigan State Building Authority, Revenue Refunding
                                                      Bonds (Facilities Program), Series 1, 5% due
                                                      10/15/2006                                                    1,862
                      AA+       NR*         7,740     Michigan State, HDA, Revenue Refunding Bonds, AMT,
                                                      Series D, 6.85% due 6/01/2026 (k)                             8,185
                                                      Michigan State Hospital Finance Authority, Revenue
                                                      Refunding Bonds:
                      BBB       Baa2        3,250       (Detroit Medical Center Obligation Group),
                                                        Series A, 6.25% due 8/15/2013                               3,338
                      BBB       Baa2        7,930       (Detroit Medical Center Obligation Group),
                                                        Series A, 6.50% due 8/15/2018                               8,230
                      NR*       A1          2,500       (McLaren Health Care Corp.), Series A, 5% due
                                                        6/01/2028                                                   2,333
                      NR*       VMIG1+        100       (Mt. Clemens Hospital), VRDN, 2.95% due
                                                        8/15/2015 (g)                                                 100
                      AAA       Aaa         1,000     Richmond, Michigan, Community School District, GO,
                                                      5.60% due 5/01/2006 (a)(h)                                    1,097
=========================================================================================================================
Minnesota--2.1%       AAA       Aaa         5,820     Minnesota State, GO, Refunding (Refunding and
                                                      Various Purpose), 4% due 11/01/2002                           5,905
                                                      Minnesota State, HFA, S/F Mortgage Revenue Bonds:
                      AA+       Aa2         3,315       AMT, Series L, 6.70% due 7/01/2020                          3,528
                      AA+       Aa2         5,180       AMT, Series M, 6.70% due 7/01/2026                          5,514
                      AA+       Aa2         3,805       Series H, 6.70% due 1/01/2018                               4,075
=========================================================================================================================
Nevada--2.1%          AAA       Aaa         5,000     Clark County, Nevada, School District, GO, 6.75% due
                                                      12/15/2004 (a)(f)                                             5,790
                      A         A2          5,000     Henderson, Nevada, Health Care Facilities Revenue
                                                      Bonds (Catholic Healthcare West), 5.375% due
                                                      7/01/2026                                                     5,020
                                                      Nevada State Housing Division Revenue Bonds, AMT:
                      AAA       Aa2         1,235       (Multi-Unit Housing), Issue B, 7.45% due
                                                        10/01/2017 (b)                                              1,375
                      NR*       Aa2         2,200       (S/F Program-Mezzanine), Series A, 6.55% due
                                                        10/01/2012 (k)                                              2,357
                      AAA       Aaa         3,060     Nevada State Housing Division, S/F Program, AMT,
                                                      Senior Series E, 7% due 10/01/2019 (k)                        3,295
                      A1+       P1            700     Washoe County, Nevada, Water Facility Revenue Bonds
                                                      (Sierra Pacific Power Company Project), AMT, VRDN,
                                                      3.35% due 12/01/2020 (g)                                        700
=========================================================================================================================
New Jersey--1.0%      AAA       Aaa         7,000     New Jersey Healthcare Facilities Financing Authority,
                                                      Revenue Refunding Bonds (Saint Barnabas Health),
                                                      Series B, 5.25% due 7/01/2015 (c)                             7,204
                      AAA       Aaa         2,000     New Jersey State Housing and Mortgage Finance Agency
                                                      Revenue Bonds (Home Buyer), AMT, Series M, 6.95% due
                                                      10/01/2022 (c)                                                2,185
=========================================================================================================================
New York--16.7%                                       Long Island Power Authority, New York, Electric
                                                      System Revenue Bonds (c):
                      AAA       Aaa        12,345       Series A, 5.50% due 12/01/2029                             12,765
                      A1+       VMIG1+      2,900       VRDN, Sub-Series 7, 3.20% due 4/01/2025 (g)                 2,900
                      AAA       Aaa         5,000     Metropolitan Transportation Authority, New York,
                                                      Commuter Facilities, Revenue Refunding Bonds, Series
                                                      B, 4.75% due 7/01/2026 (f)                                    4,750
                      AAA       Aaa         6,300     Metropolitan Transportation Authority, New York,
                                                      Dedicated Tax Fund Revenue Bonds, Series A, 4.75%
                                                      due 4/01/2028 (f)                                             5,976
                                                      New York City, New York, GO:
                      A-        A3          3,750       Refunding, Series C, 5.875% due 2/01/2016                   4,036
                      A-        A3          5,000       Refunding, Series F, 5.875% due 8/01/2024                   5,385
                      A-        Aaa         4,000       Series B, 7.25% due 8/15/2004 (a)                           4,704
                      A-        A3          2,800       Series B, 5.875% due 8/15/2016                              3,015
                      A-        Aaa           960       Series D, 9.50% due 8/01/2001 (a)                           1,108
                      A-        A3            430       Series D, 6% due 2/15/2005 (a)                                479
                      A-        A3          1,720       Series D, 6% due 2/15/2020                                  1,843
                                                      New York City, New York, Municipal Water Finance
                                                      Authority, Water and Sewer System Revenue Bonds:
                      NR*       Aaa        11,920       RITR, Series 10, 7.37% due 6/15/2026 (j)                   12,583
                      AAA       Aaa        10,000       Series A, 4.75% due 6/15/2031 (f)                           9,433
                      A         A1          6,000       Series B, 5.75% due 6/15/2026                               6,456
                                                      New York City, New York, Municipal Water Finance
                                                      Authority, Water and Sewer System Revenue Refunding
                                                      Bonds:
                      A         A1          5,750       Series A, 5.50% due 6/15/2023                               5,888
                      A         A1         12,000       Series B, 5.25% due 6/15/2029                              12,069
                      AAA       Aaa         6,250       Series D, 4.75% due 6/15/2025 (c)                           5,943
                      AA        Aa3         6,500     New York City, New York, Transitional Finance
                                                      Authority Revenue Bonds (Future Tax), Second Series
                                                      C, 4.75% due 5/01/2023                                        6,194
                      AAA       Aaa        24,500     New York State Dormitory Authority, Lease Revenue
                                                      Bonds, Municipal Health Facilities Improvement
                                                      Program, Series 1, 4.75% due 1/15/2029 (i)                   23,191
                      AAA       Aaa         4,000     New York State Dormitory Authority Revenue Bonds
                                                      (Mental Health Services Facilities Improvement),
                                                      Series G, 4.50% due 8/15/2018                                 3,739


                                     8 & 9

                                          MuniVest Fund, Inc., February 28, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P     Moody's     Face                                                                   Value
STATE                 Ratings   Ratings    Amount     Issue                                                      (Note 1a)
=========================================================================================================================
New York              NR*       NR*       $ 9,000     New York State Energy Research and Development
(concluded)                                           Authority, Gas Facilities Revenue Bonds, RITR,
                                                      Series 9, 7.62% due 1/01/2021 (c)(j)                       $  9,857
                      AA-       A1          2,750     Port Authority of New York and New Jersey,
                                                      Consolidated Revenue Refunding Bonds, 76th Series,
                                                      AMT, 6.50% due 11/01/2026                                     2,922
                      A1+       VMIG1+      1,600     Port Authority of New York and New Jersey, Special
                                                      Obligation Revenue Refunding Bonds (Versatile
                                                      Structure Obligation), VRDN, AMT, Series 1R, 3.35%
                                                      due 8/01/2028 (g)                                             1,600
                      AAA       Aaa         1,750     Westchester County, New York, GO, Refunding, Series
                                                      B, 4% due 11/15/2003                                          1,775
=========================================================================================================================
North Carolina--2.8%  AA        Aa3        12,250     North Carolina Medical Care Commission, Health Care
                                                      Facilities Revenue Refunding Bonds (Duke University
                                                      Health System), Series A, 4.75% due 6/01/2028                11,407
                      NR*       VMIG1+      4,750     North Carolina Medical Care Commission, Hospital
                                                      Revenue Bonds (Pooled Financing Project), ACES,
                                                      Series A, 3.20% due 10/01/2020 (g)                            4,750
                      AAA       Aaa         6,800     North Carolina Medical Care Commission, Hospital
                                                      Revenue Refunding Bonds (Pitt County Memorial
                                                      Hospital), Series A, 4.75% due 12/01/2028 (c)                 6,417
                      AAA       Aaa         2,900     University of North Carolina, System Pool Revenue
                                                      Bonds, Series B, 4.50% due 10/01/2018 (c)                     2,727
=========================================================================================================================
Ohio--0.7%            AAA       Aaa         2,925     Ohio HFA, S/F Mortgage Revenue Bonds, AMT, RIB,
                                                      Series B, 10.226% due 3/31/2031 (d)(j)                        3,250
                      AAA       Aa1         3,000     Ohio State, GO (Highway Capital Improvements),
                                                      Series B, 5% due 5/01/2007                                    3,190
=========================================================================================================================
Pennsylvania--1.4%    AA+       Aa2           320     Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT,
                                                      Series U, 7.80% due 10/01/2020                                  321
                      AAA       Aaa        10,000     Pennsylvania State Higher Educational Assistance
                                                      Agency, Student Loan Revenue Bonds, AMT, RIB,
                                                      10.128% due 9/03/2026 (h)(j)                                 11,838
=========================================================================================================================
Rhode Island--0.8%    AA+       Aa2         6,000     Rhode Island Housing and Mortgage Finance
                                                      Corporation, Revenue Refunding Bonds, INFLOS,
                                                      AMT, 10.833% due 4/01/2024 (j)                                6,728
=========================================================================================================================
South Carolina--1.1%  AAA       A1          5,000     Charleston, South Carolina, Waterworks and Sewer
                                                      Revenue Refunding Bonds (Refunding and Capital
                                                      Improvement), 4.50% due 1/01/2024                             4,613
                      AAA       Aaa         5,000     South Carolina State Public Service Authority,
                                                      Revenue Refunding Bonds, Series A, 5.75% due
                                                      1/01/2022 (c)                                                 5,335
=========================================================================================================================
Tennessee--1.0%       AAA       Aaa         9,000     Metropolitan Government Nashville and Davidson
                                                      County, Tennessee, Water and Sewer Revenue
                                                      Refunding Bonds, Series A, 4.75% due 1/01/2022 (f)            8,624
=========================================================================================================================
Texas--7.7%                                           Copperas Cove, Texas, Independent School District,
                                                      GO (a):
                      AAA       Aaa         1,430       6.90% due 8/15/2004                                         1,645
                      AAA       Aaa         1,610       6.90% due 8/15/2004                                         1,852
                      AA-       Aa3         6,250     Guadalupe-Blanco River Authority, Texas, Sewage and
                                                      Solid Waste Disposal Facility Revenue Bonds (E.I. du
                                                      Pont de Nemours and Company Project), AMT, 6.40% due
                                                      4/01/2026                                                     6,887
                      BBB       Baa1        4,000     Gulf Coast, Texas, IDA (Champion International
                                                      Corp.), 7.125% due 4/01/2010                                  4,336
                      A1+       VMIG1+      1,900     Gulf Coast Waste Disposal Authority, Texas, PCR,
                                                      Refunding (Amoco Oil Company Project), VRDN, 3.15%
                                                      due 10/01/2017 (g)                                            1,900
                      AA        Aa2         2,400     Harris County, Texas, GO (Certificates of
                                                      Obligation), 10% due 10/01/2002 (e)                           2,894
                                                      Harris County, Texas, Health Facilities Development
                                                      Corporation, Hospital Revenue Bonds:
                      AAA       Aaa         1,485       (Hermann Hospital Project), 6.375% due 10/01/2004
                                                        (a)                                                         1,683
                      NR*       NR*         3,500       (Memorial Hospital System Project), Series A,
                                                        6.60% due 6/01/2004 (a)                                     3,990
                      NR*       NR*         2,500       (Memorial Hospital System Project), Series A,
                                                        6.625% due 6/01/2004 (a)                                    2,853
                      AAA       Aa3         5,290       (Saint Luke's Episcopal Hospital Project), 6.625%
                                                        due 2/15/2012 (e)                                           5,684
                      A1+       NR*         1,900     Harris County, Texas, Health Facilities Development
                                                      Corporation, Hospital Revenue Refunding Bonds
                                                      (Methodist Hospital), VRDN, 3.25% due 12/01/2025 (g)          1,900
                      NR*       Aa3        10,385     Harris County, Texas, Health Facilities Development
                                                      Corporation Revenue Bonds, RITR, Series 6, 7.995%
                                                      due 12/01/2027 (j)                                           11,508
                      AA        Aa3         5,500     Harris County, Texas, Health Facilities Development
                                                      Corporation, Revenue Refunding Bonds (School Health
                                                      Care System), Series B, 6.25% due 7/01/2027                   6,415
                      NR*       Aaa         6,000     Houston, Texas, Water and Sewer System Revenue Bonds,
                                                      RITR, Series 5, 7.32% due 12/01/2027 (f)(j)                   6,293
                      AA        Aa2         5,000     Lower Neches Valley Authority, Texas, Industrial
                                                      Development Corporation, Sewer Facilities Revenue
                                                      Bonds (Mobil Oil Refining Corp. Project), AMT, 6.40%
                                                      due 3/01/2030                                                 5,467
                      BBB-      Baa2        3,250     Texas Gulf Coast Waste Disposal Authority, Revenue
                                                      Refunding Bonds (USX Corporation Projects), 5.50%
                                                      due 9/01/2017                                                 3,216
=========================================================================================================================
Virginia--3.0%        AAA       Aaa         5,000     Chesterfield County, Virginia, GO, Refunding Bonds,
                                                      4% due 1/01/2005                                              5,041
                      BBB-      Baa3       10,000     Pocahontas Parkway Association, Virginia, Toll Road
                                                      Revenue Bonds, Senior Series A, 5.50% due 8/15/2028           9,899
                      AA+       Aa1         1,930     University of Virginia, University Revenue Bonds,
                                                      Series A, 5% due 6/01/2006                                    2,045
                      AA+       Aa1         4,400     Virginia State, HDA, Commonwealth Mortgage Revenue
                                                      Bonds, Series J, Sub-Series J-2, 6.75% due 7/01/2017          4,714
                      AA+       Aa1         2,950     Virginia State, HDA, Commonwealth Mortgage Revenue
                                                      Refunding Bonds, AMT, Series G, Sub-Series G-2,
                                                      6.65% due 1/01/2019                                           3,132
                      AA+       Aa1         2,050     Virginia State Public School Authority, Revenue
                                                      Refunding Bonds (School Financing), Series I, 5.25%
                                                      due 8/01/2007                                                 2,210
=========================================================================================================================
Washington--4.2%      AA+       Aa1         6,955     King County, Washington, GO, Series B, 6.625% due
                                                      12/01/2015                                                    8,170
                      NR*       Aaa         1,540     Washington State Housing Finance Commission Revenue
                                                      Bonds (S/F Program), Series 3N, 5.25% due 12/01/2017
                                                      (b)(d)                                                        1,556
                                                      Washington State Public Power Supply System, Revenue
                                                      Refunding Bonds (Nuclear Project No. 1):
                      AA-       Aa1         3,000       Series A, 7% due 7/01/2008                                  3,582
                      AA-       Aa1         5,000       Series B, 7.25% due 7/01/2009                               5,951
                      AA-       Aa1        14,320       Series B, 7.125% due 7/01/2016                             17,953
=========================================================================================================================
Wisconsin--0.5%       NR*       A3          4,000     Wisconsin State Health and Educational Facilities
                                                      Authority, Revenue Refunding Bonds (Saint Claire
                                                      Hospital Project), 7% due 2/15/2002 (a)                       4,432
=========================================================================================================================
Wyoming--1.2%         BBB-      Baa2        7,475     Sweetwater County, Wyoming, Solid Waste Disposal
                                                      Revenue Bonds (FMC Corp. Project), AMT, Series B,
                                                      6.90% due 9/01/2024                                           8,175
                      NR*       VMIG1+        250     Uinta County, Wyoming, PCR, Refunding (Chevron USA
                                                      Inc. Project), VRDN, 3.20% due 12/01/2022 (g)                   250
                      AA        Aa2         2,500     Wyoming Community Development Authority Revenue
                                                      Bonds, S/F, AMT, Series H, 7.10% due 6/01/2012 (k)            2,697
=========================================================================================================================
                      Total Investments (Cost--$824,877)--98.3%                                                   877,136
                      Other Assets Less Liabilities--1.7%                                                          14,807
                                                                                                                 --------
                      Net Assets--100.0%                                                                         $891,943
                                                                                                                 ========
=========================================================================================================================

      (a)   Prerefunded.
      (b)   FNMA Collateralized.
      (c)   MBIA Insured.
      (d)   GNMA Collateralized.
      (e)   Escrowed to maturity.
      (f)   FGIC Insured.
      (g)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 1999.
      (h)   AMBAC Insured.
      (i)   FSA Insured.
      (j)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 1999.
      (k)   FHA Insured.
      *     Not Rated.
      **    Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
      +     Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.


                                    10 & 11

                                          MuniVest Fund, Inc., February 28, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                 As of February 28, 1999
============================================================================================================================
Assets:          Investments, at value (identified cost -- $824,877,159) (Note 1a) ........                    $ 877,135,599
                 Cash .....................................................................                           43,594
                 Receivables:
                   Securities sold ........................................................   $  16,396,324
                   Interest ...............................................................      10,586,028       26,982,352
                                                                                              -------------
                 Prepaid expenses and other assets ........................................                           22,503
                                                                                                               -------------
                 Total assets .............................................................                      904,184,048
                                                                                                               -------------
============================================================================================================================
Liabilities:     Payables:
                   Securities purchased ...................................................      10,986,839
                   Dividends to shareholders (Note 1e) ....................................         798,544
                   Investment adviser (Note 2) ............................................         343,766       12,129,149
                                                                                              -------------
                 Accrued expenses and other liabilities ...................................                          112,223
                                                                                                               -------------
                 Total liabilities ........................................................                       12,241,372
                                                                                                               -------------
============================================================================================================================
Net Assets:      Net assets ...............................................................                    $ 891,942,676
                                                                                                               =============
============================================================================================================================
Capital:         Preferred Stock, par value $.025 per share; 10,000,000 shares authorized (11,000 shares of AMPS* issued and outstanding, at $25,000
                 per share liquidation preference) (Note 4) ...............................                    $ 275,000,000
                 Common Stock, par value $.10 per share; 150,000,000 shares authorized;
                 61,346,288 shares issued and outstanding (Note 4) ........................   $   6,134,629
                 Paid-in capital in excess of par .........................................     565,767,507
                 Undistributed investment income--net .....................................       6,017,711
                 Accumulated realized capital losses on investments--net (Note 5) .........     (13,235,611)
                 Unrealized appreciation on investments--net ..............................      52,258,440
                                                                                              -------------
                 Total -- Equivalent to $10.06 net asset value per share of Common Stock
                 (market price--$9.875) ...................................................                      616,942,676
                                                                                                               -------------
                 Total capital ............................................................                    $ 891,942,676
                                                                                                               =============
============================================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                       For the Six Months Ended February 28, 1999
================================================================================================================
Investment             Interest and amortization of premium and discount earned ..                  $ 24,988,927
Income (Note 1d):
================================================================================================================
Expenses:              Investment advisory fees (Note 2) .........................   $  2,225,537
                       Commission fees (Note 4) ..................................        345,142
                       Transfer agent fees .......................................         85,594
                       Professional fees .........................................         40,203
                       Accounting services (Note 2) ..............................         39,302
                       Custodian fees ............................................         30,031
                       Printing and shareholder reports ..........................         16,680
                       Pricing fees ..............................................         12,694
                       Directors' fees and expenses ..............................          9,657
                       Listing fees ..............................................          7,193
                       Other .....................................................         15,137
                                                                                     ------------
                       Total expenses ............................................                     2,827,170
                                                                                                    ------------
                       Investment income--net ....................................                    22,161,757
                                                                                                    ------------
================================================================================================================
Realized & Unreal-     Realized gain on investments--net .........................                     7,098,225
ized Gain (Loss) on    Change in unrealized appreciation on investments--net .....                   (13,379,324)
Investments--Net                                                                                    ------------
(Notes 1b, 1d & 3):    Net Increase in Net Assets Resulting from Operations ......                  $ 15,880,658
                                                                                                    ============
================================================================================================================

            See Notes to Financial Statements.


                                    12 & 13

                                          MuniVest Fund, Inc., February 28, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the Six       For the
                                                                                             Months Ended      Year Ended
                                                                                             February 28,      August 31,
                   Increase (Decrease) in Net Assets:                                            1999             1998
==========================================================================================================================
Operations:        Investment income--net ...............................................   $  22,161,757    $  45,972,603
                   Realized gain on investments--net ....................................       7,098,225        8,274,227
                   Change in unrealized appreciation on investments--net ................     (13,379,324)      10,430,911
                                                                                            -------------    -------------
                   Net increase in net assets resulting from operations .................      15,880,658       64,677,741
                                                                                            -------------    -------------
==========================================================================================================================
Dividends &        Investment income--net:
Distributions to     Common Stock .......................................................     (18,139,014)     (36,155,315)
Shareholders         Preferred Stock ....................................................      (4,465,672)      (9,767,310)
(Note 1e):         Realized gain on investments--net to Common Stock shareholders .......      (1,863,437)              --
                                                                                            -------------    -------------
                   Net decrease in net assets resulting from dividends and distributions
                   to shareholders ......................................................     (24,468,123)     (45,922,625)
                                                                                            -------------    -------------
==========================================================================================================================
Capital Stock      Value of shares issued to Common Stock shareholders in reinvestment of
Transactions       dividends and distributions ..........................................       2,260,151               --
(Note 4):                                                                                   -------------    -------------
==========================================================================================================================
Net Assets:        Total increase (decrease) in net assets ..............................      (6,327,314)      18,755,116
                   Beginning of period ..................................................     898,269,990      879,514,874
                                                                                            -------------    -------------
                   End of period* .......................................................   $ 891,942,676    $ 898,269,990
                                                                                            =============    =============
==========================================================================================================================
                  *Undistributed investment income--net .................................   $   6,017,711    $   6,460,640
                                                                                            =============    =============
==========================================================================================================================

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios              For the
                      have been derived from information                  Six Months
                      provided in the financial statements.                 Ended              For the Year Ended August 31,
                                                                         February 28,  --------------------------------------------
                      Increase (Decrease) in Net Asset Value:               1999         1998        1997        1996        1995
===================================================================================================================================
Per Share Operating   Net asset value, beginning of period .............. $  10.20     $   9.89    $   9.45    $   9.51    $   9.57
Performance:                                                              --------     --------    --------    --------    --------
                      Investment income--net ............................      .37          .76         .77         .79         .81
                      Realized and unrealized gain (loss) on
                      investments--net ..................................     (.10)         .30         .45        (.06)        .10
                                                                          --------     --------    --------    --------    --------
                      Total from investment operations ..................      .27         1.06        1.22         .73         .91
                                                                          --------     --------    --------    --------    --------
                      Less dividends and distributions to Common Stock
                      shareholders:
                        Investment income--net ..........................     (.30)        (.59)       (.62)       (.63)       (.64)
                        Realized gain on investments--net ...............     (.03)          --          --          --        (.12)
                        In excess of realized gain on investments--net ..       --           --          --          --        (.04)
                                                                          --------     --------    --------    --------    --------
                      Total dividends and distributions to Common Stock
                      shareholders ......................................     (.33)        (.59)       (.62)       (.63)       (.80)
                                                                          --------     --------    --------    --------    --------
                      Effect of Preferred Stock activity:
                        Dividends to Preferred Stock shareholders from
                        investment income--net ..........................     (.08)        (.16)       (.16)       (.16)       (.17)
                                                                          --------     --------    --------    --------    --------
                      Net asset value, end of period .................... $  10.06     $  10.20    $   9.89    $   9.45    $   9.51
                                                                          ========     ========    ========    ========    ========
                      Market price per share, end of period ............. $  9.875     $  10.00    $   9.50    $  9.125    $  8.563
                                                                          ========     ========    ========    ========    ========
===================================================================================================================================
Total Investment      Based on market price per share ...................     2.12%+      11.78%      11.25%      14.18%      10.88%
Return:**                                                                 ========     ========    ========    ========    ========
                      Based on net asset value per share ................     1.99%+       9.52%      11.84%       6.46%       9.38%
                                                                          ========     ========    ========    ========    ========
===================================================================================================================================
Ratios to Average     Expenses ..........................................      .64%*        .64%        .64%        .64%        .66%
Net Assets:***                                                            ========     ========    ========    ========    ========
                      Investment income--net ............................     4.98%*       5.19%       5.40%       5.57%       5.91%
                                                                          ========     ========    ========    ========    ========
===================================================================================================================================
Supplemental Data:    Net assets, net of Preferred Stock, end of period
                      (in thousands) .................................... $616,943     $623,270    $604,515    $577,540    $581,211
                                                                          ========     ========    ========    ========    ========
                      Preferred Stock outstanding, end of period (in
                      thousands) ........................................ $275,000     $275,000    $275,000    $275,000    $275,000
                                                                          ========     ========    ========    ========    ========
                      Portfolio turnover ................................    48.65%      102.77%      78.02%      69.87%      71.95%
                                                                          ========     ========    ========    ========    ========
===================================================================================================================================
Leverage:             Asset coverage per $1,000 ......................... $  3,243     $  3,266    $  3,198    $  3,100    $  3,113
                                                                          ========     ========    ========    ========    ========
===================================================================================================================================
Dividends Per         Series A--Investment income--net .................. $    418     $    890    $    872    $    895    $    922
Share on Preferred                                                        ========     ========    ========    ========    ========
Stock Outstanding:    Series B--Investment income--net .................. $    442     $    902    $    871    $    903    $    946
                                                                          ========     ========    ========    ========    ========
                      Series C--Investment income--net .................. $    383     $    886    $    860    $    900    $    947
                                                                          ========     ========    ========    ========    ========
                      Series D--Investment income--net .................. $    385     $    880    $    868    $    901    $  1,014
                                                                          ========     ========    ========    ========    ========
                      Series E--Investment income--net .................. $    403     $    884    $    868    $    895    $    968
                                                                          ========     ========    ========    ========    ========
===================================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      ***   Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Aggregate total investment return.

      See Notes to Financial Statements.


                                    14 & 15

                                          MuniVest Fund, Inc., February 28, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1999 were $420,589,121 and $447,714,439, respectively.

Net realized gains for the for the six months ended February 28, 1999 and net unrealized gains as of February 28, 1999 were as follows:

--------------------------------------------------------------------------------
                                                       Realized      Unrealized
                                                         Gains         Gains
-------------------------------------------------------------------------------
Long-term investments ..............................  $ 7,098,225   $52,258,440
                                                      -----------   -----------
Total ..............................................  $ 7,098,225   $52,258,440
                                                      ===========   ===========
-------------------------------------------------------------------------------

As of February 28, 1999, net unrealized appreciation for Federal income tax purposes aggregated $52,258,440, all of which related to appreciated securities. The aggregate cost of investments at February 28, 1999 for Federal income tax purposes was $824,877,159.

4. Capital Stock Transactions:

Common Stock

At February 28, 1999, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended February 28, 1999 increased by 223,148 from shares sold and for the year ended August 31, 1998 remained constant.

Preferred Stock

The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock. The yields in effect February 28, 1999 were as follows: Series A, 2.95%; Series B, 3.05%; Series C, 3.00%; Series D, 3.03%; and Series E, 2.70%.

Shares issued and outstanding during the six months ended February 28, 1999 and the year ended August 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of approximately one-quarter of 1% calculated on the proceeds of each auction. For the six months ended February 28, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $168,831 as commissions.

5. Capital Loss Carryforward:

At August 31, 1998, the Fund had a net capital loss carryforward of approximately $3,631,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On March 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.044139 per share, payable on March 30, 1999 to shareholders of record as of March 24, 1999.


                                    16 & 17

                                          MuniVest Fund, Inc., February 28, 1999

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Patrick D. Sweeney, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of MuniVest Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

ASE Symbol

MVF

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004


                                    18 & 19

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10787--2/99

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